LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 11, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED SEPTEMBER 1, 2013, OF

WESTERN ASSET EMERGING MARKETS DEBT FUND

The section titled “Management – Investment professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech, Keith J. Gardner, Gordon S. Brown and Robert O. Abad. Mr. Gardner has been a part of the portfolio management team for the fund since 2006. Messrs. Brown and Abad have been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2013. These investment professionals work together with a broader investment management team. It is expected that Chia-Liang Lian will become a member of the fund’s portfolio management team on or about June 30, 2014. It is anticipated that Mr. Gardner will step down as a member of the fund’s portfolio management team effective on or about April 30, 2015 and that Mr. Lian will become the Head of Emerging Markets Debt at that time.

The section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech, Keith J. Gardner, Gordon S. Brown and Robert O. Abad. Mr. Gardner has been a part of the portfolio management team for the fund since 2006. Messrs. Brown and Abad have been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2013.

Messrs. Leech, Gardner, and Abad have been employed by Western Asset as investment professionals for at least the past five years. Mr. Brown has been employed by Western Asset as an investment professional since 2011. Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011. It is expected that Chia-Liang Lian will become a member of the fund’s portfolio management team on or about June 30, 2014. It is anticipated that Mr. Gardner will step down as a member of the fund’s portfolio management team effective on or about April 30, 2015 and that Mr. Lian will become the Head of Emerging Markets Debt at that time.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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